UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 23, 2006

PLIANT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Utah	333-40067	87-0496065
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification Number)

1475 Woodfield Road, Suite 700
Schaumburg, IL  60173
(Address of Principal Executive Offices)  (Zip Code)

(847) 969-3300
(Registrant’s telephone number, including area code)

N.A.
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 8.01.   OTHER EVENTS

As previously disclosed, on January 3, 2006, Pliant Corporation (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) seeking relief under the provisions of chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) (the “Chapter 11 Cases”). The Chapter 11 Cases are being jointly administered under the caption “In re: Pliant Corporation, et al., Case No. 06-10001”.

Also as previously disclosed, on June 19, 2006, the Debtors filed with the Bankruptcy Court the Debtors’ Fourth Amended Joint Plan of Reorganization (the “Fourth Amended Plan”).

On June 23, 2006, the Company issued a press release announcing that the Bankruptcy Court had confirmed the Fourth Amended Plan. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENT AND EXHIBITS

(d)  Exhibits.

Exhibit No.            Description

99.1                         Press Release dated June 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLIANT CORPORATION

	By:	/s/ Joseph Kwederis Joseph Kwederis Senior Vice President and Chief Financial Officer

Date: June 26, 2006